                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)      February 10, 1998
                                                    ----------------------------
                           Commission File Number:  0-23172

                           NETWORK LONG DISTANCE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                                    77-1122018
     -------------------------------                  ----------------------
     (State or Other Jurisdiction of                     (I.R.S. Employer
     Incorporation or Organization)                   Identification Number)

                         11817 CANON BLVD., SUITE 600
                         NEWPORT NEWS, VIRGINIA  23606
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                  757-873-1040
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.   OTHER EVENTS

Attached as Exhibit 99.1 is a press release issued by Network Long Distance, Inc. dated February 10, 1998 which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C)   EXHIBITS

          99.1  Press Release dated February 10, 1998

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           NETWORK LONG DISTANCE, INC.



Dated:  February 11, 1998                  By: /s/ Thomas G. Keefe
                                              ---------------------------------
                                               Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number          Description
--------        -----------

  99.1          Press Release dated February 10, 1998


                                       3